UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 22, 2020

GTT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.0001 per share	GTT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our 2020 Annual Meeting of Stockholders held on May 27, 2020, our stockholders voted on four proposals:

1.	To elect eleven nominees set forth in the 2020 Proxy Statement to the Board of Directors, to serve for a one-year term expiring at the 2021 Annual Meeting or until their successors are duly elected and qualified or their earlier resignation or removal;

2.	To approve our stockholder rights agreement, dated August 7, 2019, with American Stock Transfer & Trust Company, LLC, as Rights Agent (the “NOL Rights Agreement”);

3.	To approve a non-binding advisory resolution approving the compensation of our named executive officers; and

4.	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2020.

At the close of business on April 1, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 57,570,183 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.

The final vote tabulation for the proposals presented at the Annual Meeting, as received from American Stock Transfer in its capacity as the independent inspector of elections, is as follows:

The holders of 45,938,030 shares of our common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

1.	Election of Directors. At the Annual Meeting, each of the persons identified below was elected as a director, with the final voting results as specified below.

Nominee for Director	Votes For	Votes Withheld	Broker-Non Votes
Richard D. Calder, Jr.	18,428,187	16,359,028	11,150,815
H. Brian Thompson	30,553,274	4,233,941	11,150,815
S. Joseph Bruno	34,287,758	499,457	11,150,815
Rhodric C. Hackman	34,311,460	475,755	11,150,815
Howard E. Janzen	30,535,689	4,251,526	11,150,815
Nick Adamo	34,466,377	320,838	11,150,815
Theodore B. Smith, III	33,988,165	799,050	11,150,815
Elizabeth Satin	34,474,201	313,014	11,150,815
Julius Erving	30,579,152	4,208,063	11,150,815
Benjamin Stein	34,599,684	187,531	11,150,815
Zachary Sternberg	34,675,288	111,927	11,150,815

2.	Approval of NOL Rights Plan. The stockholders approved the NOL Rights Agreement by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
31,852,773	2,922,470	11,972	11,150,815

3.	Advisory vote on executive compensation. The stockholders approved on a non-binding advisory basis the compensation of our named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
29,921,668	4,839,543	26,004	11,150,815

4.	Ratification of independent registered public accounting firm. The stockholders voted to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2020 by the vote set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
45,588,262	52,036	297,732	0

[signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

Dated: June 1, 2020	By:	/s/ Chris McKee
Chris McKee General Counsel and Secretary

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